Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed  by  the  Registrant  [x]
Filed  by  a  Party  other  than  the  Registrant  [  ]
Check  the  appropriate  box:

[x]  Preliminary  Proxy  Statement

[  ]  Confidential,  for  Use  of  the  Commission  Only  (as  permitted by Rule
      14a-6(e)(2))

[  ]  Definitive  Proxy  Statement

[  ]  Definitive  Additional  Materials

[  ]  Soliciting  Material  under  Rule  14a-12


                           FIRST ALLIANCE CORPORATION

               Name of the Registrant as Specified In Its Charter

Payment  of  Filing  Fee

[x]  No  fee  required.

            FIRST  ALLIANCE  CORPORATION

     NOTICE  OF  ANNUAL  MEETING  OF  SHAREHOLDERS

     To  be  held  on  Monday,  June  10,  2002  at  10:00  a.m.

To  the  Shareholders  of  :

     FIRST  ALLIANCE  CORPORATION

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Alliance Corporation, (the "Company"), will be held Monday, June 10, 2002 at 10:00 a.m. at the Ramada Inn, 2143 N. Broadway, Lexington, Kentucky, 40516 for the following purposes:

1. To elect eight directors of the Company to serve for one year and until their successors are elected and qualified (the Election of Directors );
2. To amend Article 4 of the Company's Articles of Incorporation to change the Company's authorized capital stock;
3. To ratify the appointment of Kerber, Eck & Braeckel LLP as independent auditors for the next fiscal year; and
4. To consider and act upon such other business as may properly be brought before the meeting.

     The Board of Directors has fixed the close of business on April 8, 2002 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY SO THAT YOUR VOTE CAN BE RECORDED. If you are present at the meeting and desire to do so, you may revoke your proxy and vote in person.

                                   BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
                                   FIRST  ALLIANCE  CORPORATION

                                   /S/Thomas I. Evans
                                   -------------------
                                   Thomas  I.  Evans
                                   Secretary
Dated:  April  8,  2002
Lexington,  Kentucky


     First  Alliance  Corporation
     2285  Executive  Drive,  Suite  308
     Lexington,  Kentucky  40505



                                    IMPORTANT

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE PROXY CARD REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY  STATEMENT

     This statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders Meeting ("Annual Meeting") of First
Alliance Corporation (the "Company"), a Kentucky corporation to be held on Monday, June 10, 2002 at 10:00 a.m. at the Ramada Inn, 2143 N. Broadway, Lexington, Kentucky, 40516.

     This proxy statement is being sent to each holder of record of the outstanding shares of no par value common stock of the Company (the "Common
Stock"), as of April 8, 2002 (the Record Date ), in order to furnish each shareholder information relating to the business to be transacted at the meeting. This proxy statement and the enclosed proxy are being mailed to shareholders of the Company on or about April 19, 2002. The Company will bear the cost of soliciting proxies from its shareholders. If necessary, officers and regular employees of the Company may by telephone, telegram or personal interview, request the return of proxies.

     VOTING

     The enclosed Proxy is solicited by and on behalf of the Board of Directors. If you are unable to attend the meeting on June 10, 2002, please complete the enclosed proxy and return it to us so that your shares will be represented. When the enclosed Proxy is duly executed and returned in advance of the meeting, and is not revoked, the shares represented thereby will be voted in accordance with the authority contained therein. Any shareholder giving a proxy may revoke such proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. If a proxy fails to specify how it is to be voted, it will be voted at the discretion of the Chairman of the Board.

     Under Kentucky law, abstentions and broker non-votes are counted for purposes of determining the existence of a quorum. However, abstentions and broker non-votes are not counted in determining the number of votes required for the election of directors or the passage of any matter submitted to shareholders.

     OUTSTANDING  VOTING  SECURITIES

     On the Record Date, the Company had issued and outstanding 5,561,455 shares (the Outstanding Shares ) of no par value common stock. No other voting securities of the Company are outstanding. Shareholders of record as of April 8, 2002, are entitled to notice of and to vote at the meeting. The holders of such shares are entitled to one vote per share except in the election of directors for which the shareholder has cumulative voting rights pursuant to Kentucky State Law. Cumulative voting rights for the election of directors means that each shareholder's total number of votes is determined by multiplying the number of shares held by the number of directors being elected. The shareholder has the right to vote pro-ratably for all directors by checking the box labeled "FOR", withhold authority to vote by checking the box labeled "WITHHOLD AUTHORITY" or vote a specific number of shares for each director by checking the box labeled "Special Allocation" and entering the number of shares voted on the line next to the director's name. NOTE: If shares voted by "Special Allocation" exceed total votes available to the shareholder, the proxy is spoiled and none of the votes can be recorded.

                                   PROPOSAL 1
     ELECTION  OF  DIRECTORS

     In accordance with the laws of Kentucky and the Articles of Incorporation and the Bylaws of the Company, as amended, the Company is managed by its executive officers under the direction of the Board of Directors. The Board elects executive officers, evaluates their performance, works with management in establishing business objectives, and considers other fundamental corporate matters, such as the issuance of stock or other securities, the purchase or sale of a business, and other significant corporate business transactions. The Board of Directors of the Company is composed of eight (8) directors, three of whom also serve as officers.

     At the annual meeting of shareholders of the Company, eight (8) directors are to be elected, each director will hold office until the next annual meeting and until his successor is elected and qualified. The persons named in the proxy intend to vote the proxies as designated for the eight (8) nominees listed below and the eight nominees receiving the highest number of votes will be elected. Should any of the nominees listed below become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees; however, management now knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected. The following table shows with respect to each of the directors and nominees of the Company and with respect to all executive officers and directors of the Company as a group: (i) the total number of shares of all classes of stock of the Company beneficially owned as of the Record Date and the nature of such ownership; and (ii) the percent of the issued and outstanding shares of stock so owned as of the same date:





Name, Age,
and Present
Positions with           Director   Principal Occupation(s) or                                 Ownership of    Percent of
the Company              Since      Employment(s) During Past Five Years                       Class Shares    Class 1 2 3 4
----------------------   ---------  -------------------------------------------------------   ---------------  -------------
Michael N. Fink
46
Chairman of the Board   1993       Present principal positions with the Company; Chairman      553,000          9.94%
and President                      of First American Capital Corporation  and  subsidiaries
                                   since 1996; Chairman of  Integrity  Capital Corporation
                                   since 2000 and Co-Chairman of Mid-Atlantic Capital
                                   Corporation since 2000.


Scott J. Engebritson
44
Vice-Chairman           1993       Present principal positions with the Company; Chairman of  427,500          7.69%
of the Board                       Mid American Alliance Corporation  since  1996  and  Co-
                                   Chairman  of Mid-Atlantic Capital Corporation.

Thomas I. Evans
36
Secretary, Treasurer,
Senior Vice President
and Director            2000       Present principal positions with the Company;                   -               -
                                   Assistant Secretary/Treasurer of Mid  American
                                   Alliance  Corporation  and  subsidiaries  since
                                   2000 and Secretary/Treasurer of Integrity Capital
                                   Corporation  since  2000.

Jimmy Dan Conner
49
Director                1993       President, Old Colony Insurance Service, Inc.               30,000          0.54%


Denzel E.("Denny") Crum
65
Director                1993       Former Head Basketball Coach, University of Louisville      60,000          1.08%

James M. Everett
57
Director                1993       President and CEO, Collaborative Sourcing.                  30,000          0.54%
                                   Former Director, Kentucky  Council Area
                                   Development  Districts  1983-1999

Charles L. Hamilton
75
Director                1993       Owns and operates numerous interests in real estate,
                                   agri-business and agriculture.                            105,000          1.89%

Ronda S. Paul
58
Director                1993       Attorney                                                   10,000          0.18%


(1) Mr. Engebritson shares are held in a trust for two children and a nephew.  Mr. Engebritson is the trustee.
(2) Mr. Fink holds his shares jointly with his spouse except for 10,000 shares which were purchased pursuant to the Uniform Gift to
(3) Mr. Crum purchased 5,000 shares for a minor son pursuant to the Uniform Gift to Minors Act.
(4) Mr. Everett shares are held jointly with adult daughter.

Meetings  and  Committees  of  the  Members  of  the  Board  of  Directors

     During 2001, there were four meetings of the Board of Directors. The Board of Directors has delegated certain functions to standing committees of the Board. The Executive Committee is authorized to perform all of the functions of the Board of Directors except as limited by the Company's Articles of Incorporation and Bylaws and by certain provisions contained in the resolution creating the Executive Committee. The Executive Committee did not hold any meetings during 2001. The members of the Executive Committee for 2001 were Messrs. Fink and Engebritson. The Audit Committee s prescribed functions are [i] to recommend to the Board of Directors the accounting firm to be selected as the independent auditors for the Company and its subsidiaries and [ii] to act on behalf of the Board in meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting, accounting procedures, policies and controls, and the scope of the respective audits of the independent auditors. In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations to the Board with respect to financial reporting and accounting practices, policies, controls and safeguards. The Board of Directors has adopted a written charter for the Audit Committee which is attached as Exhibit A. The Audit Committee held (1) meeting during 2001. The Audit Committee members are Ronda S. Paul and James M. Everett. All members of the Audit Committee are independent from management of the Company. The Compensations Committee's prescribed functions are to review and approve the compensation of the Chief Executive Officer and each of the other executive officers and makes appropriate recommendations to the board of Directors with respect thereto on the basis of factors, including qualifications, level of responsibility and individual performance. The Compensation Committee had (1) meeting during 2001. The Compensation Committee members are Jimmy Dan Conner and Charles Hamilton. The Investment Committee's prescribed functions are [i] review and access the technical investment and administrative capabilities and expertise; [ii] recommend the adoption of written investment plan and policies; and [iii] review, on no less than a quarterly basis, a summary report of the investment portfolio, investment transactions and practices. The Investment Committee had (4) meetings during 2001. The Investment Committee members are Denzel E. ("Denny") Crum, and Jimmy Dan Conner.

     During the year ended December 31, 2001, all of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served.
                                   PROPOSAL 2

             AMENDMENT OF ARTICLE 4 OF THE ARTICLES OF INCORPORATION

     The Board of Directors propose to amend Article 4 of the Company's Articles of Incorporation to (i) change the designation of the Class A Common Stock to Common Stock, (ii) increase the number of authorized shares of Common Stock from 8,000,000 to 20,000,000, (iii) eliminate the authorized shares of Class B Common Stock and Convertible, Callable $5.00 par value Preferred Stock, and (iv) authorize the issuance of 1,000,000 shares of Series Preferred Stock.

     Approval of Proposal No. 2 requires that the votes cast for the proposal exceed the votes cast against the proposal.

     The Board of Directors of the Company has unanimously approved and recommends that the foregoing amendments to Article 4 of the Company's Articles of Incorporation be approved.

REASONS  FOR  AMENDMENTS

     The Company is authorized to issue 8,000,000 shares of no par value Class A Common Stock ("Common Stock"), 250 shares of no par value non-voting Class B
Common Stock ("Class B Common Stock"), and 550,000 shares of convertible, callable, $5.00 par value, 6% non-cumulative, non-voting Preferred Stock ("Convertible Preferred Stock"). Each share of Convertible Preferred Stock is entitled to a liquidation preference of $5.00, callable at the option of the Company for $25.00 and convertible into four (4) shares of Common Stock within six (6) months after issuance.

     Common Stocks. No shares of the Company's Class B Common Stock are issued and outstanding, and the Company has no plans to issue any shares of Class B Common Stock. Therefore, the Board of Directors recommends that Article 4 of the Company's Articles of Incorporation be amended to delete the Class B Common Stock.

     At December 31, 2001, the Company had 5,561,455 shares of Common Stock issued and outstanding and had reserved 500,000 shares of Common Stock for issuance under the Company's Stock Compensation Plan.

     To facilitate growth, the Company has issued and sold shares of Common Stock for cash in private transactions, the proceeds of which were used to provide working capital (See "Financings" below).

     As a result of the prior issuances of shares of Common Stock and the reservation of shares of Common Stock to fund the Company's Stock Compensation Plan, the Company has only a limited number of shares of Common Stock available for future issuances unless its Articles of Incorporation is amended to increase its authorized shares of Common Stock.

     The Board of Directors believes that the ability to issue additional shares of Common Stock may be essential to the Company's continued growth. However, the Company does not have any plans, arrangements or understandings to issue any shares of Common Stock resulting from the proposed increase.

     Preferred Stocks. No shares of the Company's Convertible Preferred Stock are issued and outstanding, and the Company has no plans to issue any shares of Convertible Preferred Stock. The Board of Directors believes the Convertible Preferred Stock's characteristics, rights and restrictions fixed in the Company's Articles of Incorporation deprive the Company of the flexibility it needs to tailor the preferred stock's characteristics, rights and restrictions should it ever need to issue any shares of preferred stock in the future. Therefore, the Board of Directors recommends that the Article 4 of the Company's Articles of Incorporation be amended to delete the Convertible Preferred Stock and to authorize the issuance of 1,000,000 shares of Series Preferred Stock. However, the Company does not have any plans, arrangements of understandings to issue any shares of Series Preferred Stock.

DESCRIPTION  OF  CAPITAL  STOCK

     Common Stock. Except as otherwise provided by law, all shares of Common Stock are identical in all respects and have equal voting rights and privileges. With respect to any matter on which the holders of Common Stock are entitled to vote, such holders have one vote for each outstanding share of Common Stock respectively owned of record by them except for the election of directors. At each election for directors each holder of Common Stock is entitled to vote at such election has the right to cast, in person or by proxy, as many votes in the aggregate as he is entitled to vote multiplied by the number of directors to be elected as such election.

     Series Preferred Stock. The Series Preferred Stock vests authority in the board of directors, by resolution, to divide any or all of the authorized shares of Series Preferred Stock into series and, within the limitations imposed by law and the articles of incorporation, to fix and determine, as to each such series:

     (1)  The  number  of  shares  and  designation  of  such  series;

     (2) The voting rights and powers, if any, of the holders of shares of such series; provided, however, except as otherwise required by law, each share of Series Preferred Stock shall not be entitled to more than one (1) vote on any matter voted on by the holders of Common Stock;

     (3) The annual dividend rate and whether cumulative or non-cumulative, or partially cumulative;

     (4) The prices at which, and the terms and conditions on which, shares of such series may be redeemed;

(5) The amounts payable on shares of such series in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the corporation;

     (6) Whether the shares of such series shall have a preference, as to the payment of dividends or otherwise, over the shares of any other series;

     (7) The terms, if any, upon which shares of such series may be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes, including the price or prices and the rate of conversion or exchange, any adjustments thereof, and all other terms and conditions;

     (8) The sinking fund provisions, if any, for the redemption or purchase of shares of such series and

     (9) Such other provisions as may be fixed by the board of directors of the corporation pursuant to Kentucky law.

EFFECT  OF  AMENDMENTS

     Common Stock. The Board of Directors is authorized to issue and sell shares of the Company's Common Stock for any valid corporate purpose at such prices at it may determine to be in the best interest of the Company. Although the Board of Directors believes that it is important to the Company's continued growth that additional shares of Common Stock be made available for future issuance, the Company does not have any present plans, arrangements or understandings to issue any shares of Common Stock resulting from such increase.

     Holders of Common Stock do not have a preemptive right to purchase additional shares of Common Stock. Therefore, the issuance of additional shares of Common Stock would have a dilutive effect on the percentage of equity of the Company owned by the present holders of Common Stock. Also, depending on the prices at which additional shares of Common Stock are issued, such issuances could have a dilutive effect on the net book value and net earnings per share of the Common Stock.

     Series Preferred Stock. The Board of Directors will have authority, without further action by shareholders, to issue from time to time, up to 1,000,000 shares of Series Preferred Stock, in one of more series, and to fix the designations, preferences, powers and relative, participating, optional or special rights and the qualifications, limitations or restrictions thereof, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preferences, any and all of which may be greater than the rights of the Common Stock; provided, however, except as otherwise required by law, each share of Series Preferred Stock shall not be entitled to more than one (1) vote on any matter voted on by the Common Stockholders. The Board of Directors, without shareholder approval, can, from time to time, issue Series Preferred Stock with conversion and other rights which could adversely affect the rights of the holders of Common Stock. Series Preferred Stock could be issued quickly with terms calculated to delay or prevent a change in control of the Company without any further action by shareholders.

     Financings. During the year ended December 31, 2001, the Company issued and sold 38,800 shares of Common Stock in private placements under Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, for $3.00 per share. The Company received aggregate net proceeds, after offering expenses, in the amount of $78,497, which were used to provide working capital.

     The Company is currently effecting a Rule 506 offering of 500,000 shares of Common Stock in the State of Ohio for $3.50 per share. The net proceeds of the sale will be used to provide working capital.


  THE BOARD OF DIRECTORS RECOMMEND THE SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 2

                                   PROPOSAL 3

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Kerber, Eck & Braeckel LLP served as the Company s independent auditors for the fiscal years ended December 31, 2001, 2000, 1999 and 1998. In serving its primary function as outside auditors for the Company, Kerber, Eck & Braeckel LLP performed the following audit services: [i] examination of the annual financial statements for the Company and its subsidiaries; and [ii] review of the Company s Form 10-KSB filed with the Securities and Exchange Commission. A representative from Kerber, Eck & Braeckel LLP will not be present at the annual meeting.

     THE BOARD OF DIRECTORS RECOMMEND THE SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL
3

     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth information as of the Record Date, regarding ownership of Common Stock of the Company by the only persons known by the Company to own beneficially more than 5% thereof:

<BTB>


                                                    Ownership of Class
                                        -------------------------------------- --
Shareholder                               Shares           Percent of Class (1)
-----------------------------------     ---------       -------------------------
5%  Holders
Michael N. Fink (2)
2285 Executive Drive, Suite 308
Lexington, KY 40505                       553,000                  9.94%

Scott  J.  Engebritson  (3)
2285  Executive  Drive,  Suite  308
Lexington, KY 40505                       427,500                  7.69%

Directors  and  Executive  Officers
as  a  Group 8 persons                  1,215,500                 21.86%

(1) Based on the Outstanding Shares of the Company's common stock outstanding as of the Record Date.


                                      -6-

(2)  These  shares  are  owned  jointly  with  spouse.
(3) The shares are held in trust for two children and a nephew of Mr. Engebritson, who is the trustee.

<BTB>
                               EXECUTIVE OFFICERS OF THE COMPANY

                     Present Positions                           Principal Occupation(s) or
Name/Age             With the Company                           Employment(s) During Past Five Years
-----------------    -------------------                        ----------------------------------------------------------
Michael  N.  Fink    Chairman  of  the  Board  and  President   Present principal positions with the Company; Chairman of
46                                                              First American Capital Corporation and subsidiaries since
                                                                1996;Chairman  of  Integrity  Capital Corporation since
                                                                2000 and Co-Chairman of Mid-Atlantic Capital Corporation
                                                                since 2000.

Scott J. Engebritson Vice-Chairman  of  the  Board              Present principal positions with the Company; Chairman
43                                                              of  Mid  American  Alliance  Corporation  since  1996  and
                                                                Co-Chairman  of  Mid-Atlantic  Capital  Corporation.

Thomas  I.  Evans    Secretary,  Treasurer,  Senior             Present principal positions with the Company; Assistant
36                   Vice  President  and  Director             Secretary/Treasurer of Mid-American Alliance Corporation and
                                                                subsidiaries  since  2000  and Secretary/Treasurer of
                                                                Integrity  Capital  Corporation  since  2000.

Compliance  with  Section  16(a)  of  the  Securities  Exchange  Act  of  1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent (10%) of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based on a review of the copies of such reports and certain representations furnished to the Company, during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.


     EXECUTIVE  COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's President and Chief Executive Officer and its Vice-Chairman (together named
Executive Officers ) for the fiscal years ended December 31, 2001, 2000 and 1999. Disclosure for the remaining executive officers is not required because none had annual salary and bonus that exceeded $100,000.

<BTB>
                           Summary Compensation Table



                                            Annual         Bonus     Other
 Name and Principal Positions      Year     Salary($)      ($)(1)    Compensation($)(2)
----------------------------      -------   ----------   ---------   ------------------
Michael  N.  Fink                 2001       97,657         137,571

Chairman,  President  and  CEO    2000       81,592         101,775

                                  1999       81,128          75,512

Scott  J.  Engebritson            2001       69,764         110,057

Vice-Chairman                     2000       55,895          80,164

                                  1999       81,128          86,664

                                      -7-

(1) Includes incentive compensation pursuant to employment agreements effective November 1, 1995.

(2) Other Annual compensation consists of automobile allowances and term life and disability insurance premiums. The aggregate cost to the Company of such personal benefits did not exceed the lesser of $50,000 or 10% of the aggregate annual salary and bonus for Messrs. Fink and Engebritson.

                          Executive Contracts

     The executives, consisting of Messrs. Engebritson Fink and Evans (the "Executives"), entered into employment agreements. Messrs. Engebriton and Fink entered into agreements dated November 1, 1995. The initial term of the agreements was four years. During 1999, the Board of Directors extended the contracts until the completion of the marketing of First Alliance Insurance Company's product referred to as the "Alliance 2000". On October 1, 2001, the Board of Directors amended the employment agreements of Messrs. Engebritson and Fink. Under the amended agreements, Messrs. Engebritson's and Fink's base salary would be $160,000 and $200,000 , respectively. The term of the agreements are for one year.

     The Executives receive incentive compensation based on a percentage of monthly first year delivered premiums of life insurance (excluding annuity premiums) of the initial product of First Alliance Insurance Company known as the "Alliance 2000". Additionally, Messrs. Fink and Engebritson will receive a percentage of renewal life insurance premiums on the "Alliance 2000". Renewal premiums are defined as premiums paid on policies renewing on the first and subsequent policy anniversaries. At any time, the Board of Directors can review and renegotiate the incentive compensation if it is unanimously agreed that the payment of incentive compensation is resulting in economic detriment to the Company. The employment agreements contain provisions for bonuses other than incentive compensation subject to approval by the Board of Directors.

     Under the agreements, Messrs. Engebritson and Fink are provided $7,200 of annual auto allowances, $500,000 of term life insurance at the Company's expense, disability insurance, and an annual physical examination. The Company will only pay standard risk life insurance premiums on the term life policies. Any additional substandard premiums will be paid at the Executive's expense.
The Executives can participate in any deferred compensation, pension, other retirement income programs; and stock option plans applicable to executive-level employees of the Company as approved by the Board of Directors. At this time, none of these programs have been developed.

     On October 31, 2001, the Company entered into an employment agreement with Mr. Evans. Pursuant to the terms of the agreement, Mr. Evans would receive a base salary of $85,000. Additionally, Mr. Evans is provided an annual expense allowance of $6,360, term life insurance in the amount of $100,000 at the Company's expense for standard risk premiums, disability insurance, and an annual physical examination. The term of the agreement is for one year.

                               Directors' Fees

     Directors who are not officers of the Company each receive an annual retainer of $1,000 and $750 for each Board of Directors' meeting attended. Directors are compensated $100 for a telephonic Board of Directors meeting and $100 for committee meetings held independently of Board of Directors meetings. Officers of the Company do not receive additional compensation for attendance at Board of Directors' meetings.


Report  of  the  Audit  Committee Report  of  the  Audit  Committee

     The Audit Committee has reviewed and discussed with management the audited financial statements included in the Company s Form 10-KSB to be filed with the Securities and Exchange Commission for the fiscal year ending December 31, 2001. The Committee met with Kerber, Eck & Braeckel LLP, independent auditors, regarding all matters required to be discussed by SAS 61. Additionally, the Committee has received written disclosures and the letter from Kerber, Eck & Braeckel LLP required by Independence Standards Board Standard No. 1 ( Independence Discussions with Audit Committees ). The Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company s Annual Report and Form 10-KSB for filing with the Securities and Exchange Commission for fiscal year ended December 31, 2001.

AUDIT  COMMITTEE  OF  THE  BOARD  OF  DIRECTORS
Ronda  Paul   James  Everett

         CERTAIN TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

     The Company contracted with First American Capital Corporation ( FACC ) to provide underwriting and accounting services for FACC and its subsidiary, First Life America Corporation ( FLAC ). Under the terms of the management agreement, the FACC pays fees based on a percentage of delivered premiums of FLAC. The percentages are five and one half percent (5.5%) for first year premiums; four percent (4%) of second year premiums; three percent (3%) of third year premiums; two percent (2%) of fourth year premiums and one percent (1%) for year five and one percent (1%) for years six through ten for ten year policies and one-half percent (.5%) in years six through twenty for twenty year policies.

     The Company contracted with Mid American Alliance Corporation ( MAAC ) to provide accounting and administrative services. MAAC pays $2,000 per month for these services. The Company entered into a service agreement with Mid American Century Life Insurance Company ( MACLIC ), a wholly owned subsidiary of MAAC, to provide data processing, accounting, reporting services, policy underwriting and issue services, policy owner services and claims processing in return for fees of $2,500 per month plus an amount equal to the policy fees collected on MACLIC insurance policies.

     During 2001, the Company contracted with Integrity Capital Corporation ("ICC") and Mid-Atlantic Capital Corporation ("MCC") to provide accounting and administrative services. Under the terms of the agreements, ICC and MCC each pay the Company $4,000 per month.

     Under the terms of the agreements, FACC incurred expenses of $142,785, $117,246 and $60,531 during 2001, 2000 and 1999, respectively, MAAC incurred expenses of $12,608, $22,500 and $35,000 during 2001, 2000 and 1999, respectively, MACLIC incurred expenses of $61,721 and $34,079 during 2001 and 2000, respectively, ICC incurred expenses of $40,000 during 2001 and MCC incurred expenses of $36,000 during 2001. Various officers and directors of the Company hold similar positions with FACC, MAAC, MACLIC, ICC and MCC.

     The Company owns approximately 9.9% of the Common Stock of First American Capital Corporation, 11% of the Common Stock of Mid American Alliance Corporation, 10% of the Common Stock of Integrity Capital Corporation and 10% of the Common Stock of Mid Atlantic Capital Corporation.

                                  OTHER MATTERS

Fees  Paid  to  the  Independent  Auditors

Audit  Fees

     The aggregate fees billed by Kerber, Eck & Braeckel LLP for professional services rendered for the audit of the Company's annual consolidated financial statements for the year ended December 31, 2001 and the reviews of the unaudited interim financial statements included in the Company's Form 10-QSB for the year ended December 31, 2001 ("Audit Services") were $46,717.


Financial  Information  Systems  Design  and  Implementation  Fees

     Kerber, Eck & Braeckel LLP did not perform any professional services with respect to financial information systems design and implementation for the year ended December 31, 2001 ("Technology Services").

All  Other  Fees

     Kerber, Eck & Braeckel LLP did not perform any services other than Audit Services for the year ended December 31, 2001.

Shareholder  Proposals

     Proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders must be received by the Company at its principal office in Lexington, Kentucky not later than January 31, 2002 for inclusion in the proxy statement for that meeting. At the time the proposal is submitted, the proposing shareholder shall be a record or beneficial owner of at least one (1) percent of securities entitled to be voted on the proposal at the meeting and have held such securities for at least one year, and shall continue to own such securities through the date on which the meeting is held.

2001  Annual  Report  on  Form  10-KSB

     A COPY OF THE COMPANY'S FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001, WITHOUT EXHIBITS, IS BEING DELIVERED WITH THIS PROXY STATEMENT, BUT DOES NOT CONSTITUTE A PART OF THE PROXY STATEMENT. A COPY OF THE COMPANY'S FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE TO EACH STOCKHOLDER ON SUCH STOCKHOLDER'S WRITTEN REQUEST TO: THOMAS I. EVANS, SENIOR VICE PRESIDENT, SECRETARY AND TREASURER, FIRST ALLIANCE CORPORATION, 2285 EXECUTIVE DRIVE, SUITE 308, LEXINGTON, KY 40505.

                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
                              FIRST  ALLIANCE  CORPORATION

                              /S/Thomas I. Evans
                              -----------------------------
Dated:  April  8,  2002       Thomas  I.  Evans,  Secretary

                                    EXHIBIT A
                             AUDIT COMMITTEE CHARTER

Responsibilities  of  the  Audit  Committee of  the  Audit  Committee

The Audit Committee is charged with the oversight of the Company s financial reporting process, the system of the Company s internal financial controls, and the audit process.

Organization  of  the  Audit  Committee of  the  Audit  Committee

The Audit Committee shall consist of at least two directors of the Company to be elected annually by the Board of Directors, each of whom shall be an independent director of the Company within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers.

The Audit Committee shall elect one of its members to serve as Chairman of the Committee and one to serve as Secretary of the Committee.

Meetings  of  the  Committee of  the  Committee

As many meetings of the Audit Committee shall be held as are needed to enable the Audit Committee to fulfill its duties and responsibilities. Meetings may be called by the Chairman of the Committee or by any member of the Committee by giving oral or written notice of the meeting to all of the other members of the Committee not less than one day prior to the meeting. A majority of the members of the Audit Committee shall constitute a quorum for the purpose of transacting business.

Meetings of the Audit Committee may be held in person or by telephonic communications, which permit each participating member of the Committee to communicate with all of the other participating members of the Committee.

The Chairman of the Audit Committee shall preside at all meetings of the Audit Committee. If the Chairman is absent, the other members of the Committee shall select one of them to serve as Chairman.

The Secretary of the Audit Committee shall keep written minutes of each meeting. The minutes shall be signed by the Secretary and the Chairman and placed in the Company s minute book. If the Secretary is absent, the other members of the Committee shall select one of them to serve as Secretary of the Meeting.

Duties and Responsibilities of the Audit Committee and Responsibilities of the Audit Committee

The Audit Committee shall: review the adequacy of the Company s internal financial control structure; review the activities, organizational structure and qualifications of the Company s internal audit function; recommend appointment of the Company s external auditors; receive the written disclosures and the letter from the Company s external auditors required by Independence Standards Board Standard No. 1; review the Company s external auditors fee arrangements; review the Company s external auditors proposed audit scope and approach; discuss with the Company s external auditors the matters required to be discussed by SAS 61; review the performance of the Company s external auditors; conduct a review of the Company s financial statements, including Management s Discussion and Analysis, and audit findings, including significant suggestions for improvements to management by the external auditors; review and discuss the Company s audited financial statements with management; if satisfied with the audited financial statements, recommend to the Board of Directors their inclusion in the Company s Annual Report and Form 10-KSB; review the Company s interim financial reports; review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the Company s financial statements; review with the Company s counsel any legal matters that could have a significant impact on the Company s financial statements; review the findings of any examinations by regulatory agencies; review the Company s policies and procedures in effect for the review of officers expenses and perquisites; if necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist and perform other oversight functions as request by the full Board of Directors.

Reports  Required  by  the  Audit  Committee Required  by  the  Audit  Committee

     The Audit Committee shall regularly update the Board of Directors about the activities of the Audit Committee.



                     FIRST ALLIANCE CORPORATION COMMON STOCK

PROXY CARD FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 10, 2002 Michael N. Fink, Chairman of First Alliance Corporation is herein duly appointed as proxy to vote the shares represented by this Form of Proxy at the Company's Annual Meeting of Shareholders to be held June 10, 2002 at 10:00 a.m. at the Ramada Inn, 2143 N. Broadway, Lexington, Kentucky.

(1)  ELECTION  OF  DIRECTORS  (see  proxy  statement  for  instructions)

      FOR  all  nominees  listed  below
-----
      WITHHOLD  AUTHORITY  to  vote  for  all  nominees  listed  below
-----
     SPECIAL  ALLOCATION  (enter  number  of  shares  voted  next  to  Director)
-----

Michael  N. Fink         Jimmy Dan Conner          Denzel E. ("Denny") Crum
                 -------                  -------                          -----
Scott J. Engebritson         James  M.  Everett         Thomas  I. Evans
                    --------                  -------                      -----
Charles  L.  Hamilton          Ronda  S.  Paul
                      -------                  -------

(2)  AMEND  ARTICLE  4  OF  ARTICLES  OF  INCORPORATION

      FOR          AGAINST        ABSTAIN
------      ------         ------

(3)  Approval of Kerber, Eck & Braeckel, LLP as independent auditors

      FOR     AGAINST      ABSTAIN
-----    -----        -----


                                   Signature
-----------------------------------


                                   Date
-----------------------------------
Note:  Please  sign  using  the  name(s)  in  which  stock  is  titled.